Exhibit 99.01 Leading Producer of Liquid Advancing the Future of Energy • With Capital Discipline, Innovation and Unmatched Execution Transportation Fuels C A P I TA L D I S C I P L I N E I N N O VAT I O N U N M ATC H E D E X E C U T I O N I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5

Cautionary Statement This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as ”plan,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “could,” “continue,” “focused,” “opportunity,” “scheduled,” “may,” “targeting,” guidance, ambition, executing, pursuing, developing, evaluating, advancing, would,“ or other similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements in this presentation include, but are not limited to, those relating to our low-carbon projects, statements relating our low-carbon fuels strategy, our 2025 and 2035 GHG emissions reduction/displacement targets, future capital expenditures, expected timing, cost and performance of projects, the effect of projects on our financial performance, future low- carbon policies and demand for low-carbon fuels, future business plans and strategies, future safety and environmental performance, future operating and financial performance, future market and industry conditions, future production and manufacturing ability and size, management of future risks and 2025 guidance, among others. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict including, but not limited to, the effect, impact, potential duration or other implications of, global geopolitical and other conflicts and tensions, the impact of inflation on margins and costs, economic activity levels, market dynamics, cyberattacks, weather events, other matters affecting Valero’s operations, financial performance or the demand for Valero’s products, and the uncertainties that remain with respect to current or contemplated legal, political or regulatory developments that are adverse to or restrict refining and marketing operations, or that impose profits, windfall or margin taxes or penalties, and the adverse effects the foregoing may have on Valero's business plan, strategy, operations and financial performance. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero cannot give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s filings with the Securities and Exchange Commission, including Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement. This presentation includes certain financial measures that are not defined under U.S. Generally Accepted Accounting Principles (GAAP) and are considered to be non-GAAP measures. Valero has defined these non-GAAP measures and believes they are useful to the external users of its financial statements, including industry analysts, investors, lenders, and rating agencies. Valero believes these measures are useful to assess its ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods after adjusting for certain items that Valero believes are not indicative of its core operating performance and that may obscure its underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of Valero’s results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because Valero may define them differently, which diminishes their utility. Valero’s reconciliations of GAAP financial measures to non-GAAP financial measures are located at the end of this presentation. See also slides 42-44. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 2 2

LEADING PROFITABLE PRODUCER OF LOW-CARBON TRANSPORTATION FUELS REFINING RENEWABLE DIESEL ETHANOL W O R L D ’ S P R E M I E R I N D E P E N D E N T D I V E R S I F Y I N G I N T O H I G H E R G R O W T H , D E V E L O P I N G P R O J E C T S T O C R E A T E A R E F I N E R H I G H E R M A R G I N S A F H I G H E R V A L U E E T H A N O L P R O D U C T GROWTH PROJECTS FOCUSED ON COST CONTROL, OPTIMIZATION AND MARGIN EXPANSION ratable wholesale supply of million barrels per day advantaged refining and logistics lowest >1.5 million barrels per day or Renewable Refining of high-complexity assets well positioned for feedstock 15 3.2 cost Diesel over 50% of our light products refineries throughput capacity and product optimization producer (1) PREMIER REFINING PORTFOLIO INDEPENDENTLY FOUND TO BE RESILIENT EVEN IN A CARBON-CONSTRAINED SCENARIO Ethanol Wholesale PROFITABLE, HIGH RETURN PROJECTS TARGETING GROWING LOW-CARBON MARKETS Midstream up to up to up to reduction in billion gallons per low-carbon intensity renewable products million gallons life cycle GHG year of renewable produced primarily from recycled animal 1.2 235 80% per year of SAF emissions diesel fats, used cooking oil and inedible corn oil Best-in-class DIAMOND GREEN DIESEL SUSTAINABLE AVIATION FUEL (SAF) PROJECT COMPLETED IN 4Q 2024 (DGD) producer of fuels and products that DEVELOPING ECONOMIC PROJECTS TO FURTHER REDUCE CARBON INTENSITY are essential to at least high-octane renewable reduction in existing logistics assets well ethanol billion gallons per year fuel with lower CO positioned to support export modern life life cycle GHG 12 1.7 2 30% plants production capacity growth emissions emissions PURSUING REDUCTIONS IN CARBON INTENSITY THROUGH CARBON SEQUESTRATION (1) HSB Solomon Associates concluded that under the IEA’s NZE 2050 Scenario, our overall refining portfolio would be resilient. Pages 4-5 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 3 and 29-30 of our 2022 TCFD Report contain additional information on Solomon’s analysis.

Demonstrated commitment to capital discipline, innovation and unmatched execution Operations Earnings Growth Capital Discipline Steadfast in the Excellence execution of our Unmatched Execution with a Proven Growth Through Innovation Demonstrated Commitment to strategy, pursuing History of Operations Excellence Stockholders excellence in • The lowest cash operating cost • Refining growth projects focused on • Disciplined capital allocation operations, among peer group while maintaining operating cost control, optimization delivering peer-leading free cash investing for top quartile operating performance and margin improvement flow yield and returns to stockholders across margin cycles earnings • Safe, reliable, environmentally • Leveraging our global liquid fuels responsible operations have driven platform to expand our long-term • Delivered on our annual payout ratio growth higher profitability and lower competitive advantage with commitment every year under with lower volatility through multiple investments in economic low-carbon current management (since 2014) commodity cycles projects volatility and o Average payout ratio of 70% since 2014 (58% excluding 2020) • Applying our liquid fuels • 25% after-tax IRR hurdle rate for honoring our manufacturing expertise to optimize growth projects o Reduced our shares outstanding commitment our integrated low-carbon fuels by over 38% since 2014 to stockholder businesses • 15% average annual Return on Invested Capital (ROIC) since 2014 returns Comprehensive liquid fuels strategy underpinned by excellence in operations, disciplined capital allocation and a commitment to shareholder returns See slides 42-44 for notes regarding this slide. See slides 45-60 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 4 Peer group includes PSX, MPC, DINO, and PBF.

SIZE, SCALE AND GLOBAL REACH LOWEST COST PRODUCER DISCIPLINED INVESTMENTS EXTENSIVE CONNECTIVITY AND GLOBAL OPTIMIZATION RELIABLE TOP QUARTILE OPERATIONS GROWTH WITH LOWER VOLATILITY PREMIER REFINING PORTFOLIO (1) INDEPENDENTLY FOUND TO BE RESILIENT EVEN IN A CARBON-CONSTRAINED SCENARIO Long-term, sustainable competitive SIZE, SCALE AND GLOBAL REACH global operations support optimization of advantage high complexity coastal system operational flexibility to ratable wholesale supply of product exports with extensive connectivity to process a wide range of >1.5 million barrels per day or Free Cash Flow inland and imported crudes feedstocks over 50% of our light products one of the largest light products importers Average Free Cash Flow into Mexico 2012 – 2024 Peer Range LOWEST COST PRODUCER WHILE ACHIEVING RELIABLE TOP QUARTILE OPERATIONS 10% $3,552 safety and reliability are imperative 2024 was the best year for personnel & access to cheap natural gas and a deep pool for profitability process safety and one of the best years of skilled labor in the U.S. Gulf Coast for environmental performance INVESTMENTS IN EFFICIENCY, MARKET EXPANSION AND HIGHER MARGIN CAPTURE reducing cost and improving margin improving feedstock flexibility, cost and growing market share into higher netback capture crude quality markets • Wilmington and Pembroke cogens • Diamond, Sunrise and Red River pipelines• Central Texas pipelines and terminals $0 0% • St. Charles and Port Arthur hydrocrackers• Connectivity in Corpus Christi • Pasadena terminal • Port Arthur coker• Line 9 into Quebec• Expansion into Latin America with • Houston and St. Charles alkylation units• Houston and Corpus Christi toppers investments in Mexico and Peru (% of Average ($ in millions) Source: Bloomberg and company reports. See slides 42-44 for notes regarding this slide. See slides 45-60 for non-GAAP disclosures. Peer group Market Cap) includes PSX, MPC, DINO, and PBF. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 5 (1) HSB Solomon Associates concluded that under the IEA’s NZE 2050 Scenario, our overall refining portfolio would be resilient. Pages 4-5 and 29-30 of our 2022 TCFD Report contain additional information on Solomon’s analysis.

High operational and supply flexibility coupled with low cost operations are driving profitability through-cycle Refining Segment Cash Operating Expenses Refining Segment Adjusted EBITDA Per Barrel of Throughput Per Barrel of Throughput (excludes turnaround and D&A expenses) (excludes turnaround expenses) $9.00 $18.00 $7.50 Peer Range Peer Range $3.00 $3.50 -$4.00 10-Year Average See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 See slides 45-60 for non-GAAP disclosures. 6 Peer group includes PSX, MPC, DINO, and PBF. 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Improving the margin capability of our portfolio through disciplined refining optimization and strategic growth projects St. Charles Fluid Catalytic Cracker (FCC) Optimization Select Refining Optimization and Strategic Growth Projects ($ in millions) • Project is estimated to cost $230 million and expected to be completed in Annual EBITDA 2026 Estimate Optimization and Strategic Projects Project Description − Expected to return >25% after-tax IRR at mid-cycle pricing assumptions (in-service date) (at FID) • Install a new compressor and upgrade existing equipment Large Capital Projects (≥$300, >25% unlevered after-tax IRR at FID) − Incremental 15 mbpd FCC rate with residual feedstock Port Arthur Coker (2Q23) See slide 26 $325 − Improves product yields to increase propylene production and fill downstream Alkylation unit capacity, producing an incremental 6 mbpd of St. Charles Alky (4Q20) See slide 27 $150 high value alkylate Houston Alky (4Q19) See slide 27 $100 Incremental Feedstock & Products (MBPD) Feedstocks Small Capital Projects (≤$50, 30% to 65% unlevered after-tax IRR at FID) Low Sulfur Resid 15 Texas City Crude Flexibility (1Q17) See slide 43 $30 Products Gasoline 8 Port Arthur Butane Rail Rack (3Q17) See slide 43 $10 Alkylate 6 St. Charles Gasoline Blender (2Q17) See slide 43 $15 Propylene 3 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 See slides 42-44 for notes regarding this slide. 7

Leadership in low-carbon renewable fuels underpinned by high economic returns DGD Renewable Fuels Capacity Renewable Diesel Realized Cash Flow Profile (million gallons per year) ($ in millions) (1) $2,957 million cumulative EBITDA 1,220 1,220 20 $3,000 (1) 50 $1,986 million cumulative Capex 235 235 Renewable Naphtha Cumulative EBITDA 470 DGD 1 Cumulative Capex Sustainable Aviation Fuel (SAF) DGD 2 Cumulative Capex Renewable Diesel 235 DGD 3 Cumulative Capex 730 Net Cumulative Cash Flow 30 (EBITDA less Capex) Mix shift to 410 renewable 935 fuels should 290 275 15 drive higher 115 160 Return on ($2,000) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Invested 2023 2013 2018 2020 2021 2022 4Q24 4Q24 DGD 1 DGD 1 DGD 1 DGD 2 DGD 3 DGD St. Charles Expansion Optimization St. Charles Port Arthur Port Arthur Capital SAF I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 See slides 45-60 for non-GAAP disclosures. 8 (1) Diamond Green Diesel EBITDA and Capex reflects Valero’s 50% share.

Expanding our competitive advantage with sustainable aviation fuel (SAF) DGD Port Arthur SAF Project • Large-scale SAF project at the DGD Port Arthur plant was completed in the fourth quarter of 2024 − The plant has the capability to upgrade up to 50% of its current renewable diesel production capacity to SAF, or ~235 million gallons per year − The project cost was $315 million, with half of that attributable to Valero − Project includes a heater, a fractionation unit to separate the SAF and renewable diesel product streams and additional product tankage • Project is expected to exceed our minimum return threshold of an after-tax IRR of 25% − Under the Inflation Reduction Act (IRA), SAF receives a higher Clean Fuel Production Credit value than renewable diesel, resulting in higher margin for SAF production − SAF supports airlines’ compliance with global mandates and reduces their offset obligations • Valero is independently evaluating an Ethanol-to-Jet process that would convert ethanol from our ethanol plants that have carbon sequestration capability to SAF See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 9

Developing economic paths to further reduce the carbon intensity of our ethanol business • Connecting to Summit Carbon Solutions’ large-scale carbon capture and storage project o Valero is expected to be a shipper with eight ethanol plants connected to the carbon capture system, representing approximately 1.2 billion gallons per year of ethanol production capacity o Expected to capture approximately 3.1 million metric tons of CO annually 2 • Evaluating additional Carbon Sequestration opportunities o Developing stand-alone projects at certain of our ethanol plants east of the Mississippi River for carbon sequestration on-site • Valero is independently evaluating additional SAF production through an Ethanol-to-Jet process o Uniquely positioned as the world’s second largest corn ethanol producer and a global leader in the production and marketing of jet fuel 45Q Tax Credit and LCFS Value ($ per gallon) Estimated Upper Range Value ~$0.55 to ~$0.75 Up to ~$0.30 to ~$0.50 ~$0.25 $0.25 Map is indicative only. (1) (2) Average Ethanol Segment 45Q Tax Credit LCFS 45Q + LCFS Adjusted EBITDA per gallon (2009-2024) See slides 45-60 for non-GAAP disclosures. (1) I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 Based on $85 per metric ton 45Q tax credit. 10 (2) Based on $100 to $150 per metric ton carbon price.

Refining business generates significant cash to support growth and stockholder returns Sources and Uses of Cash – Cumulative: December 31, 2014 to December 31, 2024 ($ in billions) Sources of Cash Uses of Cash $61.1 ($22.8) Sustaining capital ($14.5) Growth capital ($7.1) Acquisitions ($1.2) ($34.5) Dividends ($13.7) Buybacks ($20.9) $3.7 $4.7 ($2.8) Cash and Cash Equivalents Net Cash Provided by Capital Investments Stockholder Returns Other Cash and Cash Equivalents December 31, 2014 Operating Activities Attributable to Valero December 31, 2024 and Acquisitions See slides 45-60 for non-GAAP disclosures. Totals may not foot and/or crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 11

Disciplined capital allocation is a constant in our strategy 1 Maintain a Strong Balance Sheet Maintain an investment grade credit rating Target 20% to 30% net debt-to-cap ratio 2 Non-discretionary Sustaining Capex Dividend • Target approximately $1.5 billion annually• Commitment to stockholders • Key to safe and reliable operations • Targeting a sustainable and growing dividend with a dividend yield that is at the high end of our peer group 3 Discretionary Growth Capex Acquisitions Buybacks • 25% after-tax IRR hurdle rate for projects• Evaluate versus alternative uses of cash• Commitment to a through-cycle minimum annual payout ratio of 40% to 50% of • Refining projects focused on operating cost adjusted net cash provided by operating control, market expansion and margin activities improvement • Stock buyback program consists of ratable • Economic low-carbon fuels expansion and opportunistic purchases See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 12

Growth capital investments underpinned Steady investments to maintain our asset base and by a 25% unlevered after-tax IRR hurdle rate enhance the margin capability of our portfolio Annual Capital Investments Attributable to Valero Growth Capital Investments Attributable to Valero ($ billion) Low-Carbon Other Growth Sustaining Growth $3.4 2020 – 2024 Executing 5-year average: FCC Optimization $1.3 $0.6 (2020-2024) project at St. Charles $2.8 $2.7 Completed $2.6 $2.6 of growth Port Arthur Coker capital $2.4 $1.8 spent on $2.3 $2.2 ~50% low-carbon $0.7 Completed $0.9 growth $2.0 $1.4 $2.0 Alkylation Units $2.0 $1.9 projects $1.5 $1.8 $1.0 at St. Charles & Houston $1.8 $0.9 $0.9 $0.4 $0.3 $0.6 Completed $0.3 $0.9 $0.7 Topping Capacity at Corpus Christi & Houston Sustaining Capex as a percentage of Completed Depreciation and Amortization $1.9 >100% $1.7 Hydrocracking Units $1.6 $1.6 $1.5 $1.5 $1.4 $1.4 $1.4 $1.3 at St. Charles & Port Arthur $1.3 $1.2 $1.1 $1.1 61% Increased Steady investments to Renewable Diesel improve portfolio efficiency production Advancing 2012 2024 Sustainable Aviation Sustaining capital investments includes costs for turnarounds and catalysts and projects to comply with regulatory compliance. Growth capital investments includes joint-venture investments but excludes acquisitions. Sustaining Fuel (SAF) and growth excludes 50% of DGD’s sustaining and growth capex attributable to the other joint venture member and those related to other variable interest entities. Low-carbon reflects DGD and other low-carbon projects. See slides 45-60 for non-GAAP disclosures. Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 13

Delivering on our commitment of cash returns to stockholders (1) Stockholder Returns ($ in billions) Payout Ratio $6.6 184% Buybacks Buybacks $6.1 Dividends Dividends $4.3 $5.2 $3.7 $4.6 $3.1 78% $2.6 $2.9 $2.4 $2.3 65% 63% 60% $2.8 56% $1.7 54% $1.9 47% $1.8 50% $1.4 $0.8 45% $1.6 $1.3 $1.4 $0.2 31% 30% $1.3 $0.6 $0.9 $1.6 $1.6 $1.6 $1.5 $1.5 11% $1.4 $1.4 $1.2 $1.1 $0.3 $0.8 $0.6 $0.5 $0.4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 See slides 42-44 for notes regarding this slide. See slides 45-60 for non-GAAP disclosures. Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 (1) 14 Effective 2023, buybacks include a 1% excise tax. Accordingly, 2023 and 2024 include $52 million and $28 million of excise tax, respectively.

Delivering cash returns through sustainable dividend growth and discretionary buybacks Shares Outstanding (in millions) Annual Dividend Per Share $4.52 552 $4.28 536 $4.08 $3.92 $3.92 $3.92 514 $3.60 43% reduction in Dividend Per Share $3.20 shares outstanding CAGR since 2012 vs. 473 (2)(3) since 2012 Peers $2.80 452 (3) Peer Range 16% 434 $2.40 418 409 408 409 $1.70 372 $1.05 $0.85 333 $0.65 23% reduction in 315 shares outstanding 0% since 2021 CAGR since 2012 (1) (2) 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 (1) 2024 shares outstanding as of December 31, 2024. (2) 2025 dividend per share annualized based on most recent quarterly dividend. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 15 (3) Peer group includes PSX, MPC, DINO, and PBF.

Demonstrated lower volatility in earnings and free cash flow Volatility S&P 500 Free Cash Return Profile Average Free Cash Flow 2012 – 2024 2012 – 2024 2012 – 2024 Valero has Peer Range demonstrated VLO 10% 10% higher Refining Peers 7% $3,552 average free Financials 6% cash flow and Communication Services 5% lower Health Care 5% volatility in Technology 5% earnings Industrials 5% Consumer Staples 5% Consumer Discretionary 4% Materials 4% $0 0% Energy 3% Oil Majors 3% 114% 119% 73% $ Millions % of Average Free Cash Adjusted EBITDA Real Estate 1% Market Cap Flow EPS Utilities -3% Average TTM Free Cash Flow as a % of Average Market Cap Source: Bloomberg and company reports. Refining peers include PSX, MPC, DINO, and PBF. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 16 See slides 42-44 for notes regarding this slide. See slides 45-60 for non-GAAP disclosures.

Disciplined allocation of capital and execution of our strategy is delivering higher return on investment ROIC Including Amounts Attributable to the Other Joint Adjusted Return on Equity (ROE) Attributable to Valero Venture Members 18% 25% Peer Range Peer Range Premier Refining 17% portfolio independently 20% found to be resilient even in a carbon- constrained scenario 15% 17% Lowest cost producer Growth capital investments underpinned by a 25% unlevered after-tax IRR hurdle rate Commitment to a through-cycle minimum annual payout ratio of 40% to 50% 10% 5% 10-Year Average 5-Year Average 10-Year Average 5-Year Average See slides 45-60 for non-GAAP disclosures. Peers include PSX, MPC, DINO, and PBF. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 17

Appendix contents Topic Slide Global scale with concentration in advantaged U.S. Gulf coast 19 Crude supply advantage in the U.S. Gulf coast and Mid-Continent 20 Global optimization of operations, ratable global wholesale supply and product exports 21-24 Completed projects 25-28 U.S. Natural gas cost advantage 29 Reliability and safety 30 Low-carbon fuels 31-34 Refining capacity and Nelson Complexity Index 35 Valero’s logistics assets 36 Environmental, social and governance (ESG) 37-39 Electric vehicle (EV) emissions 40-41 Notes 42-44 Non-GAAP disclosures 45-60 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 18

Global scale with concentration in advantaged U.S. Gulf Coast 2.7 mmbpd Refining Capacity (mbpd, % of overall crude capacity) U.S. West Coast CANADA 230 UNITED 9% North Atlantic KINGDOM 440 IRELAND 16% 1,534 U.S. Gulf Coast UNITED 461 58% STATES 17% U.S. Mid-Continent (1) Gulf Coast Refining Capacity (mbpd, % of overall crude capacity) 1,534 PERU 58% 1,237 WHOLESALE MARKETING PRESENCE 42% BRANDED WHOLESALE PRESENCE VALERO REFINERIES 529 VALERO ETHANOL PLANTS 29% 185 VALERO TERMINALS 0 18% DIAMOND GREEN DIESEL U.S. RENEWABLE DIESEL WHOLESALE PRESENCE VLO MPC PSX PBF DINO MEXICO (1) CDU capacity from EIA data and company reports. PIPELINES See slide 35 for Valero’s capacity and Nelson complexity by refinery. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 19

Crude supply advantage in the U.S. Gulf Coast and Mid-Continent Valero U.S. Gulf Coast Feedstock Ranges Local Crude Gathering (quarterly averages) Cushing McKee 54% Diamond Pipeline Memphis Cushing-McKee Connection Collierville Childress Crude System Station Ardmore Hewitt Wasson To Nederland To St. James Wichita Falls 34% 34% Eagle Ford: Harvest Pipeline Colorado City Three Rivers EOG Pipeline Midland Permian: 23% Cactus Pipeline Gray Oak NuStar Local Crude Gathering McCamey Oakville Terminal 17% 17% Taking advantage of Permian crude with 8% investments in 6% Corpus Christi Corpus Christi Heavy Sour Medium / Light Sweet Residuals West and East Sour Cactus Cactus II Valero’s refineries have operational flexibility to Gray Oak process a wide range of feedstocks and access to a NuStar North Beach Crude Export Dock Blue lines and terminals represent EPIC deep pool of skilled labor in the U.S. Gulf Coast Valero ownership interest. Crude Export Tankage I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 Source: VLO quarterly data from 2012 through 2024. See slides 42-44 for notes regarding this slide. 20

Operational flexibility and refinery optimization provide competitive advantage Refinery Product Yield Ranges • VLO has demonstrated a wider (monthly averages) range of yields for gasoline, VLO Industry kerosene, jet fuel, and diesel 59% versus the industry 40% 38% • Our operational flexibility and optimization to quickly shift 51% 12% 11% light product yields as market conditions signal move from “max gasoline” to “max distillate” enables higher margin capture 27% 42% 41% 4% • Flexibility, along with 23% 2% operational reliability, provides VLO Industry VLO Industry VLO Industry a competitive advantage during Finished Gasoline Kerosene / Jet Diesel periods of higher volatility I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 Source: VLO and EIA industry refinery yields from 2012 through 2024. 21

Growing a ratable global wholesale supply business Stable branded and unbranded demand through an extensive marketing network Rack blending Valero’s Global Wholesale Volumes million barrels per (% of total light products production, mbpd) partially offsets our day of ratable >1.5 (1) (2) (3) U.S. Europe and Canada Latin America RVO compliance wholesale supply costs 59% 60% 54% 1,533 1,517 51% 50% 51% 1,390 47% 50% 49% 49% 62% 1,310 1,292 52% 1,246 1,211 1,198 1,199 48% 1,195 1,174 1,130 Mexico wholesale 1,040 business supported of our light by a growing, products >50% flexible logistics production supply system 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 outlets carry our ~7,000 brand names (1) U.S. volumes exclude jet rack sales. (2) Europe and Canada volumes include jet fuel. (3) Peru volumes include jet fuel. See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 22

Product shortages Competitive global light products supply in Latin America, Eastern Canada, Europe, and VLO U.S. Product Exports (thousand barrels per day) Africa expected to Gasoline Distillate drive U.S. export 348 demand growth 250 97 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Latin America Refining Runs (million barrels per day, % of crude processing capacity) 6.6 7 100% 6.3 6.1 6.1 6.0 5.9 5.6 6 90% 5.2 4.7 4.7 4.6 4.4 5 4.4 4.2 4.1 80% 81% 80% 3.8 78% 77% 77% 4 75% 72% 70% 3 66% 62% 62% 60% 60% 60% 2 57% 56% 55% 50% 1 51% Distillate 0 40% Gasoline 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Source: Industry consultants. See slides 42-44 for notes regarding this slide. Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 23

Expansion of supply chain to high demand Investing to grow product exports growth markets provides a ratable into higher netback markets product outlet and improves margin Advantaged Refineries and Logistics U.S. Product Exports capture MCKEE (12-month moving average, mbpd) PORT UNITED EL PASO ARTHUR ST. CHARLES TEXAS CITY STATES Other MERAUX THREE RIVERS HOUSTON CHIHUAHUA Europe CORPUS CHRISTI NUEVO (EAST AND WEST) LAREDO MONTERREY Canada HARLINGEN ALTAMIRA Other Latin America GUADALAJARA MEXICO CITY Mexico VERACRUZ MEXICO PUEBLA Exports PATSA to Latin America make up 76% of total U.S. product PAITA VALERO REFINERIES exports PERU (1) TERMINALS CALLAO PIPELINES SHIPS 2009 2012 2015 2018 2021 2024 (1) Reflects Valero’s current and anticipated future terminals (owned or leased). (2) Total Gasoline and Diesel Source: DOE Petroleum Supply Monthly data through 2024. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 (2) 24 Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE and other oxygenates).

Investing to improve access to North American crude and lower refinery operating cost structure GROWTH PROJECTS FOCUSED ON OPTIMIZATION AND MARGIN CAPTURE Completed Diamond Pipeline project with 200 MBPD capacity connecting Improves crude oil supply Provides additional Mid-Continent Memphis to Cushing and flexibility, efficiency and crude access to our McKee, Diamond and Sunrise Pipelines Sunrise Pipeline 100 MBPD blend quality Ardmore and Memphis refineries undivided interest connecting Midland to Wichita Falls Diamond Pipeline Red River Pipeline 74 MBPD Provides additional Mid-Continent crude flexibility to the undivided interest connecting Ardmore refinery Ardmore to Cushing Navigator Glass Mountain Reversal and extension in service 2021 Pipeline Connection with 50 Provides Mid-Continent crude flexibility and security of supply to the MBPD capacity connecting McKee refinery McKee to Cushing Cogeneration Plants GROWTH PROJECTS FOCUSED ON COST CONTROL AND MARGIN EXPANSION Wilmington cogeneration Pembroke cogeneration unit Expect to reduce costs and ($110 MM cost) unit ($170 MM cost) started up in 2021 improve supply reliability Wilmington Cogeneration Plant started up in 2017 for power and steam I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 25

Port Arthur Delayed Coker Unit Investing to improve margins and light product yields Port Arthur Coker Project provides additional crude flexibility • 55 MBPD delayed coker and sulfur recovery unit was started up in the second quarter of 2023 Incremental Feedstock & Product Ranges (MBPD) Feedstocks • Creates two independent CDU-VDU-coker trains, Ranges which should improve turnaround efficiency and reduce maintenance-related lost margin opportunity Crude Oil 50 – 100 Coker Feed (Resid) 20 • Design enables full utilization of existing CDU VGO (30) – (50) capacity, reduces VGO purchases, and increases heavy sour crude and resid processing capability and Products increases diesel product yield LPG 1 – 4 • Estimated $325 MM annual EBITDA contribution at Naphtha 0 – 3 FID mid-cycle prices Gasoline 0 – 15 Diesel 25 – 45 See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 26

Houston Alkylation Unit Investing to upgrade product value Houston and St. Charles Alkylation Units • Octane demand expected to grow due to Tier 3 sulfur regulations and CAFE standards • Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions • Both units upgrade low value isobutane and amylenes into high value alkylate o High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha 13 17 Capacity at Houston refinery Capacity at St. Charles refinery ($300 MM cost) started up in 2019 ($400 MM cost) started up in 2020 MBPD MBPD I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 27

Investing to supply higher demand markets and expand product export and biofuels blending capabilities Central Texas pipelines and terminals to supply high-growth refined products market Extending • Started up in 2019 product (1) • Approximately 205 miles of pipe , 960,000 barrels of total storage capacity and a truck rack supply chain Pasadena refined products terminal joint venture in Central • Completed in 2020 Texas and • 5 MM barrels of storage capacity with butane the U.S. blending, two ship docks and a three-bay truck rack Gulf Coast Projects improve product margins, reduce secondary costs, provide opportunity for third- party revenues, and increase capability for biofuels blending Pasadena Terminal (1) I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 Valero owns ~70 mile pipeline from Hearne to Williamson County and 40% undivided interest in 135 mile pipeline from Houston to Hearne. 28

U.S. natural gas provides operating expense and feedstock cost advantages for U.S. Refiners Historical: 2019 Natural Gas Impact Current: 2024 Natural Gas Impact ($ per barrel of throughput) ($ per barrel of throughput) $3.25 ~$1 per barrel U.S advantage versus ~$2.70 per barrel Europe U.S. advantage $1.50 versus Europe $0.76 $0.56 U.S. Europe U.S. Europe Natural Gas Prices ($ per million Btu) Europe U.S. Jan 20 Apr 20 Jul 20 Oct 20 Jan 21 Apr 21 Jul 21 Oct 21 Jan 22 Apr 22 Jul 22 Oct 22 Jan 23 Apr 23 Jul 23 Oct 23 Jan 24 Apr 24 Jul 24 Oct 24 Jan 25 See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 29

Investments in reliability have contributed to Reliability and safety are imperative for profitability operations excellence 2024 was our best year ever for Employee and Contractor Safety and Tier 1 Process Safety Event rate Personnel Safety Tier 1 Process Safety (Annual) Valero Employee & Contractor Industry 0.90 0.16 0.68 0.50 0.21 0.04 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Reliable refinery operations reflected in Valero’s strong Mechanical Availability record 97.5% 97.1% 97.0% 96.5% 96.0% 95.5% 95.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 30 Total Recordable Incident Rate (TRIR) Process Safety Event Rate

Global low-carbon fuel policies driving demand growth for renewable diesel Diesel Demand RD and BD (1) (1) In Select Markets Consumption ~7,200 ~550 Up to 80% Active Low-carbon 195 EU & UK 1,105 Mandates reduction in life Canada Low-Carbon Mandates 5,525 340 565 cycle GHG Under Development 20 Select U.S. emissions (thousand barrels per day) 2030 GHG Net-zero GHG Emissions Emissions Primary Transportation Fuel Policy Mechanism 2030 Transportation Fuels Goal Cost-effective Reduction Target Target fuel that can be (2) California 40% Net-zero by 2045 Low Carbon Fuel Standard (LCFS) Reduce the carbon intensity of transportation fuels by at least 30% used with Canada 40 to 45% Net-zero by 2050 Clean Fuel Regulations (CFR) Reduce the carbon intensity of transportation fuels by 15% existing vehicles Replace 29% of transport fuels with renewable energy, or reduce EU 55% Net-zero by 2050 Renewable Energy Directive III (RED III) sector GHG intensity by 14.5% UK 68% Net-zero by 2050 Renewable Transport Fuel Obligation (RTFO) Replace 19% of transport fuels with renewable fuels Oregon Clean Fuels Program requires a 20% carbon intensity reduction by 2030 and a 37% reduction by 2035 Drop-in fuel New Mexico Clean Transportation Fuel Standard will require a 20% carbon intensity reduction by 2030 that does not Washington State Clean Fuel Standard requires a 20% carbon intensity reduction by 2034 require British Columbia Low Carbon Fuel Standard requires a 30% carbon intensity reduction by 2030 infrastructure Norway Biodiesel blending mandate of 33% by 2030 investments Potential Policies Hawaii, Illinois, Massachusetts, Michigan, Minnesota, New Jersey, New York, Nevada and Vermont are considering low-carbon fuel programs Source: DOE, agency websites, industry consultants and Valero estimates. (1) 2023 diesel demand, inclusive of biofuels, and 2023 Renewable Diesel (RD) and Biodiesel (BD) consumption in Canada, EU, UK, and U.S. states with mandates in place or in consideration (CA, OR, WA, NM, HI, IL, MA, MI, MN, NJ, NY, NV, and VT). I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 31 (2) California 2030 Transportation Fuel Goal pending Office of Administrative Law approval of amendments adopted by CARB in November 2024.

SAF mandates are expanding globally SAF Mandates Program aims to offset growth in CO emission from international aviation above 85% of 2019 emissions 2 CORSIA Participation is voluntary over 2021-2026 and becomes mandatory for participating nations starting in 2027 (1) EU 2% in 2025, 6% in 2030, 20% in 2035, 34% in 2040, 42% in 2045, and 70% in 2050 Brazil GHG emission reduction of 1% in 2027, progressively increasing to 10% by 2037, through the use of SAF (2) France 1.5% in 2024, 2% in 2025 and 5% in 2030 Indonesia 1% in 2027 on international flights, increasing to 2.5% in 2030 Malaysia 1% in 2026, aiming to increase to 47% in 2050 Norway 0.5% in 2020, increasing to 30% in 2030 Singapore 1% in 2026, aiming to increase to 3%-5% in 2030 (2) Sweden 1% in 2021 and increasing to 30% in 2030 UK 2% in 2025, increasing linearly to 10% in 2030 and then to 22% in 2040 British Columbia 1% in 2028, 2% in 2029 and 3% in 2030 (2) (2) (2) Potential Policies Denmark , Finland , India, Japan, Netherlands and South Korea Note: Carbon Offsetting and Reduction Scheme for International Aviation (CORSIA). (1) I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 European Union’s ReFuelEU Aviation regulation. 32 (2) Members of the EU and will be covered by ReFuelEU Aviation.

Applying our Our competitive advantage with refining and Diamond Green Diesel (DGD) liquid fuels DGD is Designed to Process Low-carbon manufacturing Feedstocks for Higher Product Value expertise to LCFS Carbon Intensity (g CO e / MJ) 2 $0.86 $0.77 LCFS credit value ($ per gallon) $0.71 $0.37 87 optimize our 81 58 renewable 32 27 20 diesel Used Cooking Oil Distillers Corn Oil Animal Fats Soybean Oil Grid Electricity Diesel business Higher EBITDA Margin Valero (DGD) (adjusted EBITDA per gallon) Renewable Diesel Peer1 $2.34 $2.25 $2.25 Other Renewable Diesel Peers' Range $2.19 $2.18 DGD $2.07 Average $1.62 $1.53 $1.58 $1.36 $1.51 $1.26 $1.13 $1.12 $1.09 $1.01 $0.95 $0.93 Peer1 $0.82 Average $0.59 $0.47 $0.39 $0.21 $0.01 -$0.09 -$0.25 -$0.36 -$0.54 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Source: Company reports and California Air Resources Board LCFS reports. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 33 See slides 42-44 for notes regarding this slide. See slides 45-60 for non-GAAP disclosures.

Operations Outlook Ethanol • 12 plants with 1.7 billion gallons annual • Ethanol will remain a significant part of the production capacity domestic fuel mix o Dry mill production process, where corn is • Global renewable fuel mandates should drive U.S. Fuel Ethanol Exports ground into flour and mixed with water export growth, such as Canada’s new CFR (mbpd) before fermentation regulation Rest of Industry Valero 125 o Efficient plants with scale, located in the 112 • Evaluating carbon sequestration projects 96 corn belt 94 32 91 88 88 25 82 o 45Q Tax Credit provides economic incentive 76 20 o Operational best practices transferred from 19 26 19 24 21 13 55 54 o LCFS provides higher value for the lower refining 93 carbon intensity ethanol 87 77 72 o Increasing production of lower carbon 69 68 64 64 61 53 51 • Evaluating conversion of low-carbon intensity intensity fiber cellulosic ethanol ethanol to SAF 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 • Cost advantaged versus the industry Totals may not crossfoot due to rounding. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 34 Source: U.S. Energy Information Agency (EIA) through November 2024 and U.S. Census Bureau through December 2024.

Majority of refineries designated as VPP Star Sites by OSHA, recognizing Our refining capacity and Nelson exemplary occupational safety, Complexity Index process safety and health programs (1) Capacities (mbpd) Nelson Complexity (1) Refinery Throughput Crude Index (2) Corpus Christi 370 290 14.4 Houston 255 205 8.0 Meraux 135 125 9.7 Port Arthur 435 385 13.7 St. Charles 340 215 17.4 Texas City 260 225 11.1 Three Rivers 100 89 13.2 (3) U.S. Gulf Coast 1,895 1,534 12.9 Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 (3) U.S. Mid-Continent 485 461 8.9 Pembroke 270 210 10.1 Quebec City 235 230 7.7 (3) North Atlantic 505 440 8.8 Benicia 170 145 16.1 Wilmington 135 85 15.8 (3) U.S. West Coast 305 230 16.0 (3) Total 3,190 2,665 11.8 (1) Capacities and Nelson complexity indices as of December 31, 2024. (2) Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. (3) Weighted average. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 35

(1) (1) (1) Pipelines Racks, Terminals and Storage Rail Marine Valero’s logistics assets • Over 3,000 miles of active • Over 130 million barrels of • Approximately 5,200 railcars• Over 50 docks pipelines active shell capacity for crude oil and products • Expected to serve long-term • Two Panamax class vessels • Central Texas Pipeline started needs of ethanol, asphalt, (joint venture) up in 2019 • Over 200 truck rack bays aromatics, and other products • Sunrise Pipeline expansion • Pasadena terminal completed started up in 2018 in 2020 (1) I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 Includes assets that have other joint venture or minority interests. Does not include ethanol assets. 36

Comprehensive roadmap to further reduce emissions with innovative projects consistent with our strategy GHG Emissions 2035 GHG Emissions Target In 2024, our performance Reduction and Displacement (Global Refinery Scope 1 & 2) exceeded our 2025 target to Independently Verified reduce and displace the (Global Refinery Scope 1 & 2) Carbon equivalent of Reductions Displacements Capture 2.4 of the tonnage from our 32.3 32.3 63% 4.2 Refinery GHG Emissions (Scope 1 & 2) 11.1 In 2024, we obtained limited assurance on/of: • Company-wide 2023 GHG emissions (Scopes 1 & 2); 2023 displacements from 10.9 low-carbon fuels ✓ • The validation of our 2035 GHG emissions target 3.7 • Refinery 2023 Scope 1 Refinery GHG Absolute 2035 GHG 2035 GHG 2035 GHG 2035 GHG 2011 2025 2035 intensity (per barrel) Emissions in Emissions Emissions Emissions Emissions Emissions Baseline Target Target 2011 Reductions Displaced by Displaced by Displaced by Reduced by • Company-wide 2023 use of Independently Independently (Scope 1 & 2) (Scope 1 & 2) Ethanol Renewable Global Blending Carbon products intensities (per Verified Verified Production Diesel/SAF of and Credits Capture and barrel and unit of energy) Production from Low- Storage Carbon Fuels See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 37 Million Metric Tons CO e 2 63% 100% Million Metric Tons CO e 2 Equivalent to 100% of refinery GHG

A commitment to environmental stewardship, beyond regulations ENVIRONMENTAL E Reducing, Reusing, Recycling, and Repurposing Carbon Capture Our Port Arthur refinery Flare-gas recovery systems Recycled more than 16 times the became the first industrial site resulted in more than amount of fresh water consumed in the U.S. to host a large scale Annual ESG Report, 96% flaring-free in refining operations in 2023 carbon capture project in 2013, including SASB report, operations in 2024 Refinery energy intensity has GHG emissions targets with more than 1 million metric Real-time air quality and disclosures declined by more than 11% since tons captured each year screenings are conducted 2012 with capital investments, at several refineries and See details at Valero.com > including flare-gas recovery and fenceline communities Investors > ESG other efficiency projects Renewable diesel reduces Participating as a shipper on High-octane low-carbon fuel, life cycle GHG emissions Summit’s proposed carbon ethanol reduces life cycle GHG (1)(2) (2) up to 80% capture pipeline, which is emissions by at least 30% expected (if and when approved) to connect to eight of our A drop-in fuel, renewable diesel Cellulosic ethanol: Using ethanol plants, and reduce the enzymes to convert fiber is primarily produced from carbon intensity of our ethanol into fuel further reduces used cooking oil, animal fats by more than 40% carbon intensity to high 20s and inedible corn oil See slides 42-44 for notes regarding this slide. (1) I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 100% used cooking oil feedstock results in a carbon intensity score of nearly 20 under California’s LCFS program. 38 (2) Versus the comparable petroleum based fuel. Low-carbon Fuels Refining

Sharing our success with the communities where we operate with strong governance and ethical standards SOCIAL GOVERNANCE S G 8 of 9 members are independent 62.4 years average age Best year ever for Personnel Safety and Tier 1 Process 8.1 years average tenure 5 new independent directors since Safety in 2024 2016 Board of 44% represent diversity of race Ensuring a best-in-class work environment Directors 4 fully independent committees Human Capital 44% represent diversity of gender (refers to nominees as Providing competitive pay and benefits that reward Management per 2025 Proxy 100% director attendance at innovation, ingenuity and excellence Statement) 2024 Board meetings (1) $193,216 total median employee pay Executive Compensation Alignment with $1.4 billion global direct compensation in 2024 Risk Oversight HSE and Sustainability Goals All-Employee Bonus Our Board of Directors provides • Stockholder responsible oversight of risks related Returns to: More than $77 million generated in 2024 for economically Financial • Capital 40% • Financial, Compliance and disadvantaged communities to support access to: Discipline Operational Cybersecurity • Operational Excellence, • Health, Safety and Environment Strategic 20% Community including HSE • Community and Sustainability • Organizational 40% Investments • Public Policy and Political Activities Excellence & Sustainability • Human Capital and Compensation Healthcare Food Security Education & Housing & • Succession planning Workforce Basic Needs • 33% HSE Performance • Leadership development Development • Governance See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 39 (1) See Pay Ratio Disclosure in Valero’s 2025 proxy statement.

RENEWABLE DIESEL A vehicle running on renewable diesel emits A DROP-IN FUEL fewer emissions than an electric vehicle U.S. Light-Duty Vehicle Life Cycle Emissions U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions A single light-duty vehicle 2022 Southwest Research Institute Study 2022 Southwest Research Institute Study running on renewable diesel emits 10 tons less CO 2 Electricity / Fuel Emissions g CO /mile “Zero emissions” 2 Battery Electric Vehicle Tons CO 2 Embedded Emissions emissions than an electric vehicles are not Diesel Engine with Renewable Diesel 300 zero emissions 1,600 vehicle, an amount equal to 60% fewer emissions than 25% fewer planting 165 trees* 1,400 250 an EV after emissions 1,000,000 than an EV 1,200 A single heavy-duty long-haul miles traveled 200 vehicle running on renewable 1,000 diesel emits 858 tons less 150 800 CO emissions than an 2 600 100 electric vehicle, an amount 400 equal to planting 14,187 50 trees* 200 0 0 Battery Electric Vehicle Diesel Engine with Embedded 500,000 Miles 1,000,000 Miles Battery Electric Diesel Engine with Embedded 500,000 Miles 1,000,000 Miles Renewable Diesel Emissions Traveled Traveled Vehicle Renewable Diesel Emissions Traveled Traveled (waste oil - based) *Estimated based on EPA’s GHG (zero miles (waste oil based) (zero miles traveled) Equivalencies calculator for urban tree traveled) seedlings grown for ten years. See slides 42-44 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 40

Electric Vehicle (EV) myth: zero emissions Myth: Zero Emissions Fact: significant emissions from EV life cycle Cobalt & Rare Before it Mining/Extraction Earth Processing Manufacturing EVs Power Generation leaves the showroom, an EV emits twice the CO 2 Embedded CO Emissions 2 • Life cycle emissions from EVs are significant from mining raw materials to fabrication to delivery to the emissions (zero miles traveled) showroom Tons CO 2 o Two times as much CO emissions are generated compared to cars fueled by gasoline compared to 2 12 2x higher o Before it leaves the showroom, 12 tons of CO emissions have already been generated vs. 6 tons of CO 2 2 emissions 10 emissions from cars fueled by gasoline a car fueled from mining • 25 tons of CO emissions are needed to make an EV that can drive a similar range as a car fueled by gasoline 2 8 raw materials by gasoline • “The problem is that batteries are big and heavy. The more weight you’re trying to move, the more batteries to fabrication 6 you need to power the vehicle. But the more batteries you use, the more weight you add—and the more to delivery power you need. Even with big breakthroughs in battery technology, electric vehicles will probably never be a 4 practical solution for things like 18-wheelers, cargo ships, and passenger jets. Electricity works when you need to cover short distances, but we need a different solution for heavy, long-haul vehicles” – GatesNotes 2 • Southwest Research Institute Ted Talk, presented by Graham Conway Car Fueled by Battery Electric Gasoline Vehicle I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 41

Notes Payout Ratio Payout Ratio is the sum of dividends and cash payments for purchases of common stock for treasury in the respective period and a 1% excise tax associated with those purchases that commenced in 2023, divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in current assets and liabilities and 50% of DGD’s net cash provided by operating activities (excluding the changes in current assets and liabilities) attributable to the other joint venture member. Light Products Light products is the combined volume of gasoline and distillate. Gasoline volume includes blendstocks and distillate volume includes ULSD, jet fuel, kerosene, and ULSK. Slides 5 and 16 Free cash flow is defined as net cash provided by operating activities less capital expenditures of VLO and DGD, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. Average free cash flow reflects 2012 through the most recent annual filing. Average free cash flow as a percentage of market cap for PBF reflects years 2013 to 2024 due to its December 2012 IPO. Volatility expressed as coefficient of variance, or the standard deviation divided by the mean, of the respective metric on a quarterly basis from the first quarter of 2012 through the fourth quarter of 2024. EBITDA is net income (loss) before depreciation and amortization expense, “interest and debt expense, net of capitalized interest”, income tax expense (benefit), and income (loss) from discontinued operations. Refining peer group includes PSX, MPC, DINO, and PBF. Oil majors include XOM, CVX, COP and EOG. Slides 7 and 26 Amounts shown for annual EBITDA represent targeted or estimated EBITDA growth or contribution. Valero is unable to provide a reconciliation of such forward-looking measures because certain information needed to make a reasonable forward-looking estimate and reconciliation is difficult to estimate and dependent on future events, which are uncertain or outside of its control, including with respect to unknown financing terms, project timing and costs, and other potential future variables that are not known or reasonably estimable at this time. Accordingly, a reconciliation is not available without unreasonable effort. Such forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 42

Notes Slide 7 Texas City Crude Flexibility: Upgraded crude receipt and tankage logistics to increase the number of crude segregations and allow import and processing of discounted crude oils. Port Arthur Butane Rail Rack: Added railcar LPG loading and unloading rack, associated rail track, and LPG tankage at Port Arthur refinery to allow import of excess butane from some of our other refineries during summer months for storage at Fannett Wells and export of butane during the winter months. Import / export allows capture of seasonal arbitrage and avoids third party storage or sales. St. Charles Gasoline Blender: Installed a state-of-the-art gasoline blend system with online analyzers for blend optimization. Project provides the capability to blend additional grades (RBOB and export grades) and minimizes gasoline quality (octane, RVP) giveaway. Slide 9 DGD produces synthetic paraffinic kerosene (SPK), a renewable blending component, using the Hydrotreated Esters and Fatty Acids (HEFA) process. SPK is also commonly referred to as “SAF” or “neat SAF.” Current aviation regulations allow SPK to be blended up to 50% with conventional jet fuel for use in an aircraft. This blend is commonly referred to as “SAF” or “blended SAF.” This document refers to both SPK and blended SAF as SAF. Slide 12 Targeted net debt-to-cap ratio based on total debt reduced by balance sheet cash. Peer group includes PSX, MPC, DINO, and PBF. Payout ratio is the sum of dividends and cash payments for purchases of common stock for treasury and a 1% excise tax associated with those purchases that commenced in 2023 divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in current assets and liabilities and 50% of DGD’s operating cash flow (excluding the changes in its current assets and liabilities) attributable to the other joint venture member. Slide 20 Ranges represent average quarterly minimums and maximums of each feedstock category as a % of total feedstock. Ranges for monthly averages are wider. Slide 23 VLO U.S. product exports reflect Valero’s actual U.S. gasoline and distillate export volumes. Distillate volume includes diesel, jet fuel and ULSK. Map shows destinations for products exported from Valero’s refineries in the U.S., Canada and the U.K. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 43

Notes Slide 29 VLO Refining system used as a proxy for U.S. refining and compared to a European refinery with similar processing unit configuration. Platts Houston Ship Channel natural gas price quotes used for the U.S. and the ICE UK National Balancing Point quotes used for Europe. Historical natural gas price impact based on 2019 prices. VLO Refining natural gas consumption is ~900,000 MMBtu per day, of which 63% is operating expense and the balance is cost of goods sold. Slide 30 Industry Total Recordable Incident Rate (TRIR) from U.S. Bureau of Labor Statistics. Tier 1 refining process safety events per 200,000 work hours. Tier 1 defined within API Recommended Practice 754. Slide 33 California LCFS credit values are for 2025, assuming $100 per metric ton carbon price. Renewable diesel peers reflect Neste, PSX, MPC, and DINO. Adjusted EBITDA per gallon for peers reflects reported financials. Slides 37, 38, and 39 Valero’s 2024 ESG Report can be accessed on the ESG page of the Valero’s investor relations website at Investorvalero.com. Further detail on our GHG emissions reduction disclosures can be found on pages 18-21, 76-79 of the 2024 ESG Report. Flare-gas recovery systems are installed in 13 of our refineries. We track the percent time flaring for each flare with flare gas recovery and calculate an annual average across the refineries. Disclosures related to safety, low-carbon projects, environmental matters, community, people and governance, as well as our SASB report can be found in the 2024 ESG Report. Slide 40 U.S. Light-Duty Vehicle (LDV) Life Cycle Emissions study conducted by Southwest Research Institute – “Life Cycle Analysis Report” (2022) based on simulations performed using the GREET life cycle analysis tool. LDV with 12 year life and 160,000 miles traveled, renewable diesel emissions are based on 100% waste oil based renewable diesel blend, electricity based on 2019 EIA average mix, and no battery replacement for 300 mile range electric vehicle. Vehicle class mix of 30% sedans, 20% crossovers, and 50% pickup/SUV trucks. Embedded emissions captures the emissions involved in the manufacturing, assembly, and production of the vehicle as well as maintenance items over the lifetime of the vehicle i.e. battery, fluids, ADR (assembly, disposal, and recycling), and components. U.S. Heavy-Duty Long-Haul Vehicle (HDV) Life Cycle Emissions study conducted by Southwest Research Institute – “Life Cycle Analysis Report” (2022). Class 8 heavy-duty truck with a 1,000,000 mile (~15 years) lifetime, electric truck with a 500-mile battery range, electricity based on 2019 EIA average mix, one battery replacement, and diesel engine running on 100% waste oil based renewable diesel. Embedded emissions captures the emissions involved in the manufacturing, assembly, and production of the vehicle as well as maintenance items over the lifetime of the vehicle i.e. battery, fluids, ADR (assembly, disposal and recycling), and components. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 44

Non-GAAP Disclosures Return on Invested Capital (ROIC) VLO defines return on invested capital (ROIC) as adjusted net income (loss) attributable to VLO stockholders before adjusted net interest expense after-tax, divided by average adjusted invested capital. VLO defines adjusted net income attributable to VLO as net income (loss) attributable to VLO stockholders adjusted for the after-tax effect of special items attributable to VLO that VLO believes are not indicative of its core operating performance and may obscure VLO’s underlying business results, trends and comparability between periods (see corresponding earnings release). VLO defines adjusted net interest expense as “interest and debt expense, net of capitalized interest” adjusted to exclude “interest and debt expense, net of capitalized interest” attributable to noncontrolling interests. The income tax effect of adjusted net interest expense is estimated based on the U.S. statutory income tax rate for the respective annual period. Average adjusted invested capital is defined as the average of total adjusted invested capital for the current and prior annual periods. VLO defines total adjusted invested capital as debt attributable to VLO, plus VLO stockholders’ equity less adjusted cash and cash equivalents. Debt attributable to VLO is defined as the current portion of debt and finance lease obligations, plus “debt and finance lease obligations, less current portion”, less total debt and finance lease obligations attributable to consolidated VIEs. Debt attributable to VLO for the year ended December 31, 2014 includes an adjustment to reflect the retrospective adoption of ASU No. 2015-15 subtopic 835-30, which resulted in the reclassification of certain debt issuance costs from “deferred charges and other assets, net” to “debt and finance lease obligations, less current portion.” Adjusted cash and cash equivalents is defined as cash and cash equivalents adjusted to exclude cash and cash equivalents of consolidated VIEs. Debt and cash attributable to consolidated VIEs are excluded because amounts are only available to fund the operations of the VIEs and the creditors do not have recourse against VLO. Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures of VLO and DGD, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing VLO’s ability to cover ongoing costs and to generate cash returns to stockholders. The GAAP measures most directly comparable to free cash flow are net cash provided by operating activities and net cash used in investing activities. Refining Segment Adjusted EBITDA per Barrel Refining segment adjusted EBITDA is defined as Refining segment operating income (loss) excluding depreciation and amortization expense and the effect of items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results, trends, and comparability between periods. Refining segment adjusted EBITDA per barrel is annual Refining segment adjusted EBITDA divided by refinery throughput volume for the period. Throughput volume is calculated by multiplying throughput volumes per day by the number of days in the applicable period. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 45

Non-GAAP Disclosures Renewable Diesel Net Cumulative Cash Flow VLO defines renewable diesel net cumulative cash flow as DGD’s cumulative adjusted EBITDA attributable to VLO, less DGD’s cumulative capital expenditures attributable to VLO. VLO defines DGD’s adjusted EBITDA attributable to VLO as 50% (VLO’s ownership interest) of DGD’s operating income (loss) before depreciation and amortization expense, adjusted for the effect of items that VLO believes are not indicative of DGD's core operating performance and that may obscure underlying business results, trends, and comparability between periods. VLO defines DGD’s capital investments attributable to VLO as 50% of DGD’s capital investments. Because DGD’s net cash flow is effectively attributable to each joint venture member, only 50% of DGD’s adjusted EBITDA and capital investments should be attributed to VLO’s renewable diesel cash flow. Therefore, renewable diesel cash flow has been adjusted for the portion of DGD’s adjusted EBITDA and capital investments attributable to VLO’s joint venture member’s ownership interest because VLO believes that it more accurately reflects cash flow generated by its renewable diesel segment. Ethanol Segment Adjusted EBITDA per Gallon Ethanol segment adjusted EBITDA is defined as Ethanol segment operating income (loss) excluding depreciation and amortization expense, adjusted for the effect of items that VLO believes are not indicative of its core operating performance and that may obscure underlying business results, trends, and comparability between periods. Ethanol segment adjusted EBITDA per gallon is Ethanol segment adjusted EBITDA divided by ethanol production volume for the period. Production volume is calculated by multiplying production volumes per day by the number of days in the applicable period. Capital Investments Attributable to Valero VLO defines capital investments attributable to Valero as all capital expenditures, deferred turnaround and catalyst cost expenditures, and investments in non-consolidated joint ventures presented in VLO’s consolidated statements of cash flows excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of other VIEs. Capital investments attributable to Valero are allocated between sustaining capital investments attributable to Valero and growth capital investments attributable to Valero. DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50% of DGD’s capital investments should be attributed to VLO’s net share of capital investments. VLO also excludes the capital expenditures of other consolidated VIEs because VLO does not operate those VIEs. VLO believes that capital investments attributable to Valero is an important measure because it more accurately reflects capital investments of VLO. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 46

Non-GAAP Disclosures Adjusted Net Cash Provided by Operating Activities VLO defines adjusted net cash provided by operating activities as net cash provided by operating activities excluding the items noted below. VLO believes adjusted net cash provided by operating activities is an important measure of its ongoing financial performance to better assess its ability to generate cash to fund VLO’s investing and financing activities. The basis for VLO’s belief with respect to each excluded item is provided below. • Changes in current assets and current liabilities – Current assets net of current liabilities represents VLO’s operating liquidity. VLO believes that the change in its operating liquidity from period to period does not represent cash generated by VLO’s operations that is available to fund VLO’s investing and financing activities. • DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD – VLO is a 50% joint venture member in DGD and consolidates DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in VLO’s consolidated net cash provided by operating activities. DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only 50% of DGD’s operating cash flow should be attributed to VLO’s net cash provided by operating activities. Therefore, net cash provided by operating activities has been adjusted for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because VLO believes that it more accurately reflects the operating cash flow available to VLO to fund VLO’s investing and financing activities. Return on Invested Capital (ROIC) Including Amounts Attributable to the Other Joint Venture Members VLO defines ROIC including amounts attributable to the other joint venture members as adjusted net income (loss) before net interest expense after-tax divided by average invested capital. VLO defines adjusted net income (loss) as net income (loss) adjusted for the after-tax effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results, trends and comparability between periods (see corresponding earnings releases). Net income (loss) reflects VLO consolidated earnings prior to the exclusion of net income (loss) attributable to noncontrolling interests. The after-tax effect of special items includes the effect of special items that are attributable to the other joint venture members. The income tax effect of net interest expense is estimated based on the U.S. statutory income tax rate for the respective annual period. Average invested capital is defined as the average of total invested capital for the current and prior annual period. VLO defines total invested capital as total debt and finance lease obligations plus total equity less cash and cash equivalents. Adjusted Return on Equity (ROE) Attributable to Valero VLO defines adjusted ROE attributable to Valero as adjusted net income (loss) attributable to VLO stockholders divided by average VLO stockholders’ equity. VLO defines adjusted net income (loss) attributable to VLO stockholders as net income (loss) attributable to VLO stockholders adjusted for the after-tax effect of special items attributable to VLO stockholders that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results, trends and comparability between periods (see corresponding earnings releases). Average VLO stockholders’ equity is defined as the average of total VLO stockholders’ equity for the current and prior annual period. VLO stockholders’ equity reflects total stockholders’ equity prior to the inclusion of equity attributable to noncontrolling interests. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 47

Non-GAAP Disclosures DGD Adjusted EBITDA per Gallon DGD adjusted EBITDA is defined as DGD’s operating income excluding depreciation and amortization expense, adjusted for the effect of items that VLO believes are not indicative of DGD's core operating performance and that may obscure underlying business results, trends, and comparability between periods. DGD adjusted EBITDA per gallon is DGD adjusted EBITDA divided by DGD’s sales volume for the period. Sales volume is calculated by multiplying sales volumes per day by the number of days in the applicable period. Adjusted EBITDA VLO defines EBITDA as net income (loss) before depreciation and amortization expense, “interest and debt expense, net of capitalized interest”, income tax expense (benefit), and income (loss) from discontinued operations. VLO defines adjusted EBITDA as EBITDA further adjusted for the effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO believes that the presentation of adjusted EBITDA provides useful information to investors to assess its ongoing financial performance because when reconciled to net income, it provides improved comparability between periods. The U.S. GAAP measures most directly comparable to adjusted EBITDA are net income and net cash provided by operating activities. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 48

Non-GAAP Disclosures: Return on Invested Capital (ROIC) RETURN ON INVESTED CAPITAL (ROIC) (in millions) Year Ended December 31, 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Numerator: Net income (loss) attributable to VLO stockholders $3,990 $2,289 $4,065 $3,122 $2,422 ($1,421) $930 $11,528 $8,835 $2,770 Total effect of special items attributable to VLO after-tax 624 (565) (1,783) 113 (61) 238 233 65 15 (31) Adjusted net income (loss) attributable to VLO 4,614 1,724 2,282 3,235 2,361 (1,183) 1,163 11,593 8,850 2,739 464 410 394 401 Plus: adjusted net interest expense after-tax 274 283 295 357 355 442 Adjusted net income (loss) attributable to VLO before adjusted net interest expense 4,888 2,007 2,577 3,592 2,716 (741) 1,627 12,003 9,244 3,140 after-tax (A) Denominator: Current portion of debt $606 $127 $115 $122 $238 $494 $723 $1,264 $1,109 $1,406 $743 Debt and finance leases, less current portion 5,780 7,208 7,886 8,750 8,871 9,178 13,954 12,606 10,526 10,118 9,720 Less: debt issue costs - non-bank debt (ASU 2015-15) (33) - - - - - - - - - - Less: debt and finance leases attributable to VIEs (29) (193) (576) (954) (1,138) (384) (630) (1,107) (1,618) (1,725) (727) Debt attributable to VLO 6,324 7,142 7,425 7,918 7,971 9,288 14,047 12,763 10,017 9,799 9,736 VLO stockholders’ equity 20,677 20,527 20,024 21,991 21,667 21,803 18,801 18,430 23,561 26,346 24,512 Less: adjusted cash and cash equivalents (3,419) (3,982) (4,563) (5,671) (2,747) (2,473) (3,152) (4,086) (4,713) (5,164) (4,283) Total adjusted invested capital $23,582 $23,687 $22,886 $24,238 $26,891 $28,618 $29,696 $27,107 $28,865 $30,981 $29,965 Average adjusted invested capital (B) $23,635 $23,287 $23,562 $25,565 $27,755 $29,157 $28,401 $27,986 $29,923 $30,473 ROIC (A / B) 21% 9% 11% 14% 10% -3% 6% 43% 31% 10% ROIC (10-year average) 15% I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 49

Non-GAAP Disclosures: Free Cash Flow RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Net cash provided by operating activities $5,270 $5,564 $4,241 $5,611 $4,820 $5,482 $4,371 $5,531 $948 $5,859 $12,574 $9,229 $6,683 Less: Capital expenditures of VLO and DGD 2,931 2,121 2,153 1,618 1,278 1,353 1,628 1,769 1,537 1,555 1,641 900 899 479 634 649 673 718 523 915 780 648 793 1,056 1,005 1,150 Deferred turnaround and catalyst cost expenditures 57 76 14 141 4 406 181 164 54 9 1 - - Investments in joint ventures Changes in current assets and current liabilities (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) 2,225 (1,626) (2,326) 795 Free cash flow $2,105 $1,811 $3,235 $4,485 $1,844 $1,911 $2,944 $2,524 ($946) $1,277 $11,502 $9,650 $3,839 $46,181 Total free cash flow, 2012 – 2024 13 Number of years Average free cash flow, 2012 – 2024 $3,552 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 50

Non-GAAP Disclosures: Refining Segment Adjusted EBITDA per Barrel RECONCILIATION OF REFINING SEGMENT OPERATING INCOME (LOSS) TO REFINING SEGMENT ADJUSTED EBITDA PER BARREL (in millions except per barrel amounts) Year Ended December 31, 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Refining segment operating income (loss) $5,904 $6,881 $3,730 $3,975 $5,143 $4,022 ($1,342) $1,862 $15,803 $11,511 $3,971 Plus: depreciation and amortization expense 1,559 1,699 1,734 1,800 1,910 2,062 2,138 2,169 2,247 2,351 2,391 Refining segment EBITDA 7,463 8,580 5,464 5,775 7,053 6,084 796 4,031 18,050 13,862 6,362 Adjustments: Asset impairment loss - - 56 - - - - - - - - (229) - - - - - 222 - - - - LIFO liquidation adjustment LCM inventory valuation adjustment - 740 (697) - - - (19) - - - - Blender's tax credit - - - - (8) (2) - - - - - Modification of RVO - - - - - - 105 (1) (104) - - Other operating expenses - - - 58 45 20 34 83 63 17 17 Refining segment adjusted EBITDA (A) $7,234 $9,320 $4,823 $5,833 $7,090 $6,102 $1,138 $4,113 $18,009 $13,879 $6,379 Throughput (million barrels) (B) 1,009 1,022 1,045 1,073 1,090 1,077 935 1,017 1,078 1,087 1,066 Refining segment adjusted EBITDA per barrel (A/B) $7.16 $9.12 $4.62 $5.43 $6.50 $5.67 $1.21 $4.04 $16.71 $12.76 $5.98 Total Refining segment adjusted EBITDA per barrel, 2015 – 2024 $72.04 Number of years, 2015 – 2024 10 Average Refining segment adjusted EBITDA per barrel, 2015 - 2024 $7.20 Note: 2014 through 2017 exclude the results of VLP; 2018 through 2024 exclude the results of DGD which are reflected in the Renewable Diesel Segment. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 51

Non-GAAP Disclosures: Renewable Diesel Net Cumulative Cash Flow RECONCILIATION OF DGD OPERATING INCOME (LOSS) AND TOTAL CAPITAL INVESTMENTS TO RENEWABLE DIESEL NET CUMULATIVE CASH FLOW ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 DGD's cumulative adjusted EBITDA attributable to VLO: Operating income (loss) ($5) $24 $145 $157 $147 $57 $319 $728 $630 $709 $761 $773 $315 Plus: depreciation and amortization expense - 9 18 20 28 29 29 51 45 58 126 231 265 EBITDA (5) 33 163 177 175 86 348 779 675 767 887 1,004 580 Adjustments: Blender’s Tax Credit adjustments - - - - - 160 (4) (156) - - - - - Lower of cost or market (LCM) inventory valuation - - - - - - - - - - - 61 176 DGD adjusted EBITDA (5) 33 163 177 175 246 344 623 675 756 767 887 1,065 VLO ownership interest 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% DGD's adjusted EBITDA attributable to VLO (3) 17 82 89 88 123 172 312 338 378 384 444 533 DGD's cumulative adjusted EBITDA attributable to VLO (A) ($3) $14 $96 $185 $273 $396 $568 $880 $1,218 $2,957 $1,602 $2,046 $2,579 DGD’s cumulative capital investments attributable to VLO: Total DGD #1 Capital Investment $106 $210 $74 $14 $2 $34 $88 $170 $24 $31 $35 $51 $30 $33 Total DGD #2 Capital Investment - - - - - - - 22 136 481 411 28 45 18 Total DGD #3 Capital Investment - - - - - - - - - 36 602 800 219 270 Total DGD Capital Investments 106 210 74 14 2 34 88 192 160 548 1,048 879 294 321 VLO ownership interest 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 53 105 37 7 1 17 44 96 80 274 161 DGD’s capital investments attributable to VLO 524 440 147 $53 $158 $195 $202 $203 $220 $264 $360 $440 $714 $1,986 DGD’s cumulative capital investments attributable to VLO (B) $1,238 $1,678 $1,825 ($53) ($161) ($181) ($106) ($18) $53 $132 $208 $440 $504 Renewable Diesel net cumulative cash flow (A-B) $364 $368 $754 $971 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 52

Non-GAAP Disclosures: Ethanol Segment Adjusted EBITDA per Gallon RECONCILIATION OF ETHANOL SEGMENT OPERATING INCOME (LOSS) TO ETHANOL SEGMENT ADJUSTED EBITDA PER GALLON (in millions except for per gallon amounts) Year Ended December 31, 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Ethanol segment operating income (loss) $165 $209 $396 ($47) $491 $786 $142 $340 $172 $82 $3 ($69) $473 $110 $553 $288 Plus: depreciation and amortization expense 18 36 39 42 45 49 50 66 81 78 90 121 131 59 80 77 Ethanol segment EBITDA 183 245 435 (5) 536 835 192 406 253 160 93 52 604 169 633 365 Adjustments: Asset impairment loss - - - - - - - - - - - - - 61 - - LIFO liquidation adjustment - - - - - (4) - - - - - 2 - - - - LCM inventory valuation adjustment - - - - - - 50 (50) - - - - - - - - Other operating expenses - - - - - - - - - - 1 1 1 3 16 27 Ethanol segment adjusted EBITDA $183 $245 $435 ($5) $536 $831 $242 $356 $253 $160 $94 $55 $605 $233 $649 $392 Production (million gallons) 540 1,102 1,223 1,086 1,202 1,249 1,397 1,406 1,450 1,500 1,558 1,313 1,442 1,411 1,594 1,661 Ethanol segment adjusted EBITDA per gallon $0.34 $0.22 $0.35 $0.00 $0.45 $0.67 $0.17 $0.25 $0.17 $0.11 $0.06 $0.04 $0.42 $0.17 $0.41 $0.24 Total Ethanol segment adjusted EBITDA per gallon, 2009 – 2024 $4.07 Number of years, 2009 – 2024 16 Average Ethanol segment adjusted EBITDA per gallon, 2009 – 2024 $0.25 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 53

Non-GAAP Disclosures: Capital Investments Attributable to Valero RECONCILIATION OF TOTAL CAPITAL INVESTMENTS TO CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Capital expenditures (excluding VIEs) $2,721 $2,040 $2,076 $1,607 $1,261 $1,269 $1,463 $1,627 $1,014 $513 $788 $665 $649 Capital expenditures of VIEs: DGD 210 74 11 - 17 84 165 142 523 1,042 853 235 250 Other VIEs - 7 66 11 - 26 124 225 251 110 40 11 8 Deferred turnaround and catalyst cost expenditures (excluding VIEs) 479 634 646 671 701 519 888 762 623 787 1,030 946 1,079 Deferred turnaround and catalyst cost expenditures of DGD - - 3 2 17 4 27 18 25 6 26 59 71 Investments in non-consolidated joint ventures 57 76 14 141 4 406 181 164 54 9 1 - - Total capital investments 3,467 2,831 2,816 2,432 2,000 2,308 2,848 2,938 2,490 2,467 2,738 1,916 2,057 Adjustments: DGD's capital investments attributable to the other joint venture member (105) (37) (7) (1) (17) (44) (96) (80) (274) (524) (439) (147) (161) Capital expenditures of other VIEs - (7) (66) (11) - (26) (124) (225) (251) (110) (40) (11) (8) Capital investments attributable to Valero $3,362 $2,787 $2,743 $2,420 $1,983 $2,238 $2,628 $2,633 $1,965 $1,833 $2,259 $1,758 $1,888 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 54

Non-GAAP Disclosures: Sustaining Capex and Growth Capital Investments Attributable to Valero RECONCILIATION OF SUSTAINING AND GROWTH CAPITAL INVESTMENTS TO SUSTAINING AND GROWTH CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2021 2012 2013 2014 2015 2016 2017 2018 2019 2020 2022 2023 2024 Sustaining Capital Investments Attributable to Valero: Sustaining capital expenditures (excluding VIEs) $1,525 $1,413 $1,232 $1,459 $1,418 $1,300 $1,896 $1,693 $1,095 $1,085 $1,313 $1,414 $1,589 Sustaining capital expenditures of VIEs: DGD 6 2 10 2 28 13 47 20 31 40 51 71 91 Other VIEs - - - - - - - - - 4 3 1 2 Investments in non-consolidated joint ventures - - - - - - - - - - 1 - - Total sustaining capital investments 1,531 1,415 1,242 1,461 1,446 1,313 1,943 1,713 1,126 1,129 1,368 $1,486 1,682 Adjustments: DGD's sustaining capital expenditures attributable to the other joint venture member (3) (1) (5) (1) (14) (7) (24) (10) (15) (20) (25) (36) (46) Sustaining capital expenditures of other VIEs - - - - - - - - - (4) (3) (1) (2) Sustaining capital investments attributable to Valero $1,528 $1,414 $1,237 $1,460 $1,432 $1,306 $1,919 $1,703 $1,111 $1,105 $1,340 $1,449 $1,634 Growth Capital Investments Attributable to Valero: Growth capital expenditures (excluding VIEs) $1,675 $1,261 $1,490 $819 $544 $488 $455 $696 $542 $215 $505 $197 $139 Growth capital expenditures of VIEs: DGD 204 72 4 - 6 75 145 140 517 1,008 828 223 230 Other VIEs - 7 66 11 - 26 124 225 251 106 37 10 6 Investments in non-consolidated joint ventures 57 76 14 141 4 406 181 164 54 9 - - - Total growth capital investments 1,936 1,416 1,574 971 554 995 905 1,225 1,364 1,338 1,370 430 375 Adjustments: DGD's growth capital expenditures attributable to the other joint venture member (102) (36) (2) - (3) (37) (72) (70) (259) (504) (414) (111) (115) Growth capital expenditures of other VIEs - (7) (66) (11) - (26) (124) (225) (251) (106) (37) (10) (6) Growth capital investments attributable to Valero $1,834 $1,373 $1,506 $960 $551 $932 $709 $930 $854 $728 $919 $309 $254 Low-Carbon Growth Capital Investments Attributable to Valero: DGD’s growth capital expenditures attributable to Valero $258 $504 $414 $112 $115 Other low-carbon growth capital investments 49 34 8 14 12 Total low-carbon growth capital investments attributable to Valero $307 $538 $422 $126 $127 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 55

Non-GAAP Disclosures: Adjusted Net Cash Provided by Operating Activities and Payout Ratio RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED NET CASH PROVIDED BY OPERATING ACTIVITIES (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Net cash provided by operating activities $5,270 $5,564 $4,241 $5,611 $4,820 $5,482 $4,371 $5,531 $948 $5,859 $12,574 $9,229 $6,683 Exclude: (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) 2,225 (1,626) (2,326) 795 Changes in current assets and current liabilities DGD's adjusted net cash provided by operating activities attributable (3) 11 70 81 83 41 175 390 338 381 436 512 371 to the other joint venture member $5,575 $4,631 $5,981 $6,836 $3,761 $4,152 $5,493 $4,847 $955 $3,253 $13,764 $11,043 $5,517 Adjusted net cash provided by operating activities (A) RECONCILIATION OF PURCHASES OF COMMON STOCK FOR TREASURY AND COMMON STOCK DIVIDENDS TO PAYOUT RATIO (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (1) $281 $928 $1,296 $2,838 $1,336 $1,372 $1,708 $777 $156 $27 $4,577 $5,188 $2,903 Purchases of common stock for treasury 360 462 554 848 1,111 1,242 1,369 1,492 1,600 1,602 1,562 1,452 1,384 Common stock dividends Total payout (B) $641 $1,390 $1,850 $3,686 $2,447 $2,614 $3,077 $2,269 $1,756 $1,629 $6,139 $6,640 $4,287 Payout ratio (B/A) 11% 30% 31% 54% 65% 63% 56% 47% 184% 50% 45% 60% 78% 70% Average payout ratio (2015 – 2024) Average payout ratio, excluding 2020 (2015 – 2024) 58% (1) Reflects cash payment for purchases of common stock for treasury in the respective period and includes 1% excise tax related to those purchases that commenced in 2023. Accordingly, 2023 and 2024 include excise tax of $52 million and $28 million, respectively. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 56

Non-GAAP Disclosures: Return on Invested Capital (ROIC) Including Amounts Attributable to the Other Joint Venture Members RETURN ON INVESTED CAPITAL (ROIC) INCLUDING AMOUNTS ATTRIBUTABLE TO THE OTHER JOINT VENTURE MEMBERS (in millions) Year Ended December 31, 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Numerator: (1) Net income (loss) $4,101 $2,417 $4,156 $3,353 $2,784 ($1,107) $1,288 $11,879 $9,149 $3,006 Total effect of special items after-tax 624 (565) (1,703) 111 (139) 238 233 65 15 (31) Adjusted net income (loss) 4,725 1,852 2,453 3,464 2,645 (869) 1,521 11,944 9,164 2,975 Plus: net interest expense after-tax 281 290 304 371 359 445 476 444 468 439 Adjusted Net income (loss) before net interest expense after-tax (A) 5,006 2,142 2,757 3,835 3,004 (424) 1,997 12,388 9,632 3,414 Denominator: Current portion of debt $606 $127 $115 $122 $238 $494 $723 $1,264 $1,109 $1,406 $743 Debt and finance leases, less current portion 5,780 7,208 7,886 8,750 8,871 9,178 13,954 12,606 10,526 10,118 9,720 Total debt and finance lease obligations 6,386 7,335 8,001 8,872 9,109 9,672 14,677 13,870 11,635 11,524 10,463 Total equity 21,244 21,354 20,854 22,900 22,731 22,536 19,642 19,817 25,468 28,524 27,521 Less: cash and cash equivalents (3,689) (4,114) (4,816) (5,850) (2,982) (2,583) (3,313) (4,122) (4,862) (5,424) (4,657) Total invested capital $23,941 $24,575 $24,039 $25,922 $28,858 $29,625 $31,006 $29,565 $32,241 $34,624 $33,327 Average invested capital (B) $24,258 $24,307 $24,981 $27,390 $29,242 $30,316 $30,285 $30,903 $33,433 $33,976 ROIC including amounts attributable to the other joint venture members (A / B) 21% 9% 11% 14% 10% -1% 7% 40% 29% 10% ROIC including amounts attributable to the other joint venture members (10-year average) 15% ROIC including amounts attributable to the other joint venture members (5-year average) 17% (1) Net income (loss) reflects Valero consolidated net income prior to the exclusion of net income attributable to noncontrolling interests. I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 57

Non-GAAP Disclosures: Adjusted Return on Equity (ROE) Attributable to Valero ADJUSTED RETURN ON EQUITY (ROE) ATTRIBUTABLE TO VALERO (in millions) Year Ended December 31, 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Numerator: Net income (loss) attributable to VLO stockholders $3,990 $2,289 $4,065 $3,122 $2,422 ($1,421) $930 $11,528 $8,835 $2,770 233 65 (31) Total effect of special items attributable to VLO after-tax 624 (565) (1,783) 113 (61) 238 15 Adjusted net income (loss) attributable to VLO (A) 4,614 1,724 2,282 3,235 2,361 (1,183) $1,163 $11,593 8,850 2,739 Denominator: Total Valero Energy Corporation stockholders’ equity $20,677 $20,527 $20,024 $21,991 $21,667 $21,803 $18,801 $18,430 $23,561 $26,346 $24,512 25,429 Average Total Valero Energy Corporation stockholders’ equity (B) 20,602 20,276 21,008 21,829 21,735 20,302 18,616 20,996 24,954 Adjusted ROE attributable to VLO (A/B) 22% 9% 11% 15% 11% -6% 6% 55% 35% 11% Adjusted ROE attributable to VLO (10-Year average) 17% Adjusted ROE attributable to VLO (5-Year average) 20% I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 58

Non-GAAP Disclosures: DGD Adjusted EBITDA per Gallon RECONCILIATION OF DGD OPERATING INCOME TO DGD ADJUSTED EBITDA PER GALLON (in millions except for per gallon amounts) Year Ended December 31, 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 DGD operating income $157 $147 $57 $319 $728 $630 $709 $761 $773 $315 Plus: depreciation and amortization expense 20 28 29 29 51 45 58 126 231 265 EBITDA 177 175 86 348 779 675 767 887 1,004 580 Adjustments: Blender’s Tax Credit adjustments - - 160 (4) (156) - - - - - Lower of cost or market (LCM) inventory valuation - - - - - - - - 61 176 $177 $175 $246 $344 $623 $675 $767 $887 $1,065 $756 DGD adjusted EBITDA DGD sales volumes (million gallons) 157 161 161 157 277 288 370 794 1,292 1,292 DGD adjusted EBITDA per gallon $1.13 $1.09 $1.53 $2.19 $2.25 $2.34 $2.07 $1.12 $0.82 $0.59 Total DGD adjusted EBITDA per gallon, 2015 – 2024 $15.13 10 Number of years, 2015 – 2024 Average DGD adjusted EBITDA per gallon, 2015 – 2024 $1.51 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 59

Non-GAAP Disclosures: Adjusted EBITDA RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Net income (loss) $2,080 $2,728 $3,711 $4,101 $2,417 $4,156 $3,353 $2,784 ($1,107) $1,288 $11,879 $9,149 $3,006 1,549 1,720 1,690 1,842 1,894 1,986 2,069 2,255 2,351 2,405 2,473 2,701 2,774 Plus: Depreciation and amortization expense 314 Plus: Interest and debt expense, net of capitalized interest 365 397 433 446 468 470 454 563 603 562 592 556 Plus: Income tax expense (benefit) 1,626 1,254 1,777 1,870 765 (949) 879 702 (903) 255 3,428 2,619 692 Less: Income (loss) from discontinued operations (1,034) 6 (64) - - - - - - - - - - EBITDA 6,603 6,061 7,639 8,246 5,522 5,661 6,771 6,195 904 4,551 18,342 15,061 7,028 Adjustments: Asset impairment losses 86 - - - 56 - - - - 24 61 - - Blender's tax credits - - - - - 170 (12) (158) - - - - - Environmental reserve adjustments - - - - - - 108 - - - 20 - - - (325) - - - - - - - - - - - Gain on disposition of retained interest in CST Brands, Inc. - - - 790 (747) - - - (19) - - - - LCM inventory valuation adjustment (gain) loss LIFO liquidation adjustment (gain) loss - - (233) - - - - - 224 - - - - Loss (gain) on early redemption and retirement of debt - - - - - - 38 22 - 193 (14) (11) - Texas City Refinery fire expenses - - - - - - 17 - - - - - - Gain on sale of MVP interest - - - - - - - - - (62) - - - - - - - - - - - 105 (1) (104) - - Modification of RVO - Pension settlement charge - - - - - - - - - 58 - - Project liability adjustment - - - - - - - - - - - - 29 EBITDA attributable to noncontrolling interest 3 (8) (108) (144) (171) (218) (283) (313) (331) (449) (506) (584) (441) Adjusted EBITDA attributable to VLO stockholders $6,692 $5,728 $7,298 $8,892 $4,660 $5,613 $6,639 $5,746 $883 $4,256 $17,857 $14,466 $6,616 I N V E S T O R P R E S E N T A T I O N | M A R C H 2 0 2 5 60

Scan this QR code to Homer Bhullar Eric Herbort Gautam Srivastava see what Valero is Vice President, Investor Relations and Finance Director, Investor Relations and Finance Director, Investor Relations doing RIGHT NOW. 210.345.1982 • Homer.Bhullar@Valero.com 210.345.3331 • Eric.Herbort@Valero.com 210.345.3992 • Gautam.Srivastava@Valero.com Valero.com I I N N V V E E S S T T O O R R P P R R E E S S E E N N T T A A T T I I O O N N | | M M A A R R C C H H 2 2 0 0 2 2 5 5